UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                --------------


                                    FORM 8-K

                                 CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  January 13, 1999


                                INFRACORPS, INC.
              (Exact Name of Registrant as Specified in Charter)

         Virginia                   001-11186                 56-1414643
      (State or Other        (Commission File Number)        (IRS Employer
      Jurisdiction of                                     Identification No.)
      Incorporation)


        7400 Beaufont Springs Drive, Suite 415, Richmond, Virginia 23225
        (Address of Principal Executive Offices)          (Zip Code)

Registrant's telephone number, including area code: (804)272-6600



                                      N/A
        (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

      On January 13, 1999, the Registrant announced the redemption of 2,500,000 shares of its Series A Convertible Preferred Stock. In a subsequent and unrelated transaction, the Registrant announced the issuance of 1,000,000 shares of its Series A Convertible Preferred Stock.

      Also on January 13, 1999, the Registrant announced the resignation of Thomas W. Marmon from its Board of Directors and the election of Dr. Allen Kahn as a director.

      A copy of the press release relating to the announcements is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits.

      (a)   Financial Statements of Businesses Acquired.

                  Not applicable.

      (b)   Pro Forma Financial Information.

                  Not applicable.

      (c)   Exhibits.

                        99.1 Press Release, dated January 13, 1999.




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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                INFRACORPS, INC.



                              By:   /s/ Warren E. Beam, Jr.
                                    ------------------------
                                    Warren E. Beam, Jr.
                                    Corporate Controller







January 21, 1999

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                                  EXHIBIT INDEX


Number            Description of Exhibit

99.1              Press Release, dated January 13, 1999.